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                                                                 EXHIBIT 23.1(b)

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-25675, 33-32221, 33-33977, 33-33871, 33-54367 and 333-39809 on Form S-8 of
our report dated October 26, 2000, appearing in this Annual Report on Form 10-K of Gaylord Container Corporation for the year ended September 30, 2000.


Deloitte & Touche LLP

Chicago, Illinois
December 7, 2000